Certification Pursuant to Rule 30a-2(b) under the 1940 Act and
                     Section 906 of the Sarbanes-Oxley Act

I, Lawrence E. Davanzo, President of Wilshire Mutual Funds, Inc. (the "Registrant"), certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: September 9, 2009                      /s/: Lawrence E. Davanzo
      ------------------                     ------------------------------
                                             Lawrence E. Davanzo, President
                                             (principal executive officer)

         Certification Pursuant to Rule 30a-2(b) under the 1940 Act and
                       Section 906 of the Sarbanes-Oxley


I, Helen Thompson, Treasurer of Wilshire Mutual Funds, Inc. (the "Registrant"), certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: September 9, 2009                      /s/: Helen Thompson
      ------------------                     -----------------------------
                                             Helen Thompson, Treasurer
                                             (principal financial officer)